As of August 31, 2000                                               EXHIBIT 10.5



Vencor, Inc. and the Borrowers under the
 Existing DIP Credit Agreement referred to below
One Vencor Place
680 South Fourth Street
Louisville, KY  40202

Attention:  Edward Kuntz
            President and Chief Executive Officer

            Re:  Amendment to Commitment Letter
                 ------------------------------

Ladies and Gentlemen:

            Reference is made to that certain letter (the "Commitment Letter"), dated June 12, 2000, from Ableco Finance LLC, Appaloosa Investment Limited Partnership I, Franklin Mutual Advisers LLC, Van Kampen Prime Rate Income Trust, Van Kampen Senior Floating Rate Fund and Van Kampen Senior Income Trust (collectively, the "Underwriting Lenders") to Vencor, Inc. and the other Borrowers under the Debtor-In-Possession Credit Agreement dated as of September 13, 1999 (as heretofore amended, supplemented or otherwise modified, the "Existing DIP Credit Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Commitment Letter.

            Pursuant to the Commitment Letter, the Underwriting Lenders agreed to restructure the credit facilities available under the Existing DIP Credit Agreement on the terms, and subject to the conditions, set forth therein. The Commitment Letter states that the Underwriting Lenders' commitments to provide the Borrowers with the DIP Facility shall terminate on August 31, 2000 unless on or before such date, the Borrowers (i) shall have obtained from the Court authorization to execute and deliver the Commitment Letter (and the Term Sheet) and to pay the fees described in the Term Sheet and (ii) shall have paid to the Administrative Agent, for distribution to the Arranger, the Underwriting Lenders and such other Persons as may be entitled thereto, as the case may be, the arranging fees and the financing fees described in the Term Sheet which are due and payable upon Court approval of the Commitment Letter. The Commitment Letter further provides that the DIP Facility referred to therein shall in no event be available unless the Effective Date shall have occurred on or prior to September 30, 2000.

            The Borrowers have requested that the Underwriting Lenders agree to extend (a) the date by which Court authorization must be obtained to execute and deliver the Commitment

Letter (and the Term Sheet) and to pay the fees described in the Term Sheet, and to pay to the Administrative Agent, for distribution to the Arranger, the Underwriting Lenders and such other Persons as may be entitled thereto, as the case may be, the arranging fees and the financing fees described in the Term Sheet which are due and payable upon court approval thereof, from August 31, 2000 through and including October 31, 2000, and (b) the date by which the Effective Date must occur from September 30, 2000 through and including
October 31, 2000.

          The Underwriting Lenders have agreed to the Borrowers request to extend such dates on the terms, and subject to the conditions, set forth herein. Therefore, from and after the Amendment Effective Date (as defined below), (a) the reference to the date "August 31, 2000" contained in the first sentence of the next to last paragraph of the Commitment Letter is hereby deleted and replaced with the date "October 31, 2000," and (b) the reference to the date "September 30, 2000" contained in each of the last sentence of the next to last paragraph of the Commitment Letter and in the Term Sheet under the heading "Effective Date" is hereby deleted and replaced with the date "October 31, 2000." In addition, the reference to the date "July 18, 2000" contained in the last sentence under the heading "Covenants" in the Term Sheet is hereby deleted and replaced with the phrase "the date contemplated therefore under the Existing DIP Facility, as amended".

          On and after the Amendment Effective Date (as defined below), each reference in the Commitment Letter to "this letter agreement", "hereunder", "hereof", "herein" or words of like import referring to the Commitment Letter, shall mean and be a reference to the Commitment Letter as amended by this letter (the "Amended Commitment Letter").

          The amendments set forth above shall be limited precisely as written, and nothing in this letter shall be deemed to prejudice any right or remedy that the Administrative Agent or any Underwriting Lender may now have or may have in the future under or in connection with the Commitment Letter. Except as specifically amended by this letter, the Commitment Letter shall remain in full force and effect.

          This letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This letter shall become effective (the date of such effectiveness being the "Amendment Effective Date") upon the earliest date on or prior to August 31, 2000 that the Borrowers and Underwriting Lenders shall have executed counterparts of this letter and the Borrowers and the Administrative Agent shall have received written or telephonic notification of such execution, provided however, that it shall be a condition
                                -------- -------
subsequent to the effectiveness hereof that the Administrative Agent shall have received from Borrowers an extension fee in the aggregate amount of $225,000 on or prior to September 22, 2000, for ratable distribution to each DIP Lender that has executed and delivered a counterpart to this amendment letter on or prior to September 6, 2000, according to the ratio of (i) the commitment of such executing DIP Lender to (ii) the aggregate commitments of all such executing DIP Lenders, and if the Administrative Agent shall not have received such fee by such date, this amendment letter shall be null and void, ab initio, and of no force or effect whatsoever.

          THIS LETTER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.










                 [Remainder of page intentionally left blank]

                         Very truly yours,

                         ABLECO FINANCE LLC



                         By:
                              ---------------------------------
                              Name:
                              Title:




                         APPALOOSA INVESTMENT LIMITED
                         PARTNERSHIP I



                         By:
                              ---------------------------------
                              Name:
                              Title:



                         FRANKLIN MUTUAL ADVISERS LLC



                         By:
                              ---------------------------------
                              Name:
                              Title:



                         VAN KAMPEN PRIME RATE INCOME TRUST

                         By:  VAN KAMPEN INVESTMENT ADVISORY CORP.


                               By:
                                    ---------------------------
                                    Name:
                                    Title:

                         VAN KAMPEN SENIOR FLOATING RATE FUND

                         By:  VAN KAMPEN INVESTMENT ADVISORY CORP.


                               By:
                                    ---------------------------
                                    Name:
                                    Title:



                         VAN KAMPEN SENIOR INCOME TRUST

                         By:  VAN KAMPEN INVESTMENT ADVISORY CORP.


                               By:
                                    ---------------------------
                                    Name:
                                    Title:

                AGREED AND ACCEPTED
                as of this 31st day of August, 2000

                Advanced Infusion Systems, Inc.
                American X-Rays, Inc.
                C.P.C. of Louisiana, Inc.
                Community Behavioral Health System, Inc.
                Community Psychiatric Centers of Arkansas, Inc.
                Community Psychiatric Centers of California
                Community Psychiatric Centers of Florida, Inc.
                Community Psychiatric Centers of Idaho, Inc.
                Community Psychiatric Centers of Indiana, Inc.
                Community Psychiatric Centers of Kansas, Inc.
                Community Psychiatric Centers of Mississippi, Inc. Community Psychiatric Centers of Missouri, Inc.
                Community Psychiatric Centers of North Carolina, Inc. Community Psychiatric Centers of Oklahoma, Inc.
                Community Psychiatric Centers of Utah, Inc.
                Community Psychiatric Centers Properties Incorporated Community Psychiatric Centers Properties of Oklahoma, Inc. Community Psychiatric Centers Properties of Texas, Inc. Community Psychiatric Centers Properties of Utah, Inc. Courtland Gardens Health Center, Inc.
                CPC Investment Corp.
                CPC Managed Care Health Services, Inc.
                CPC of Georgia, Inc.
                CPC Properties of Arkansas, Inc.
                CPC Properties of Illinois, Inc.
                CPC Properties of Indiana, Inc.
                CPC Properties of Kansas, Inc.
                CPC Properties of Louisiana, Inc.
                CPC Properties of Mississippi, Inc.
                CPC Properties of Missouri, Inc.
                CPC Properties of North Carolina, Inc.
                First Rehab, Inc.
                Florida Hospital Properties, Inc.
                Health Care Holdings, Inc.
                Health Care Technology, Inc.
                Helian ASC of Northridge, Inc.

                Helian Health Group, Inc.
                Helian Recovery Corporation
                Homestead Health Center, Inc.
                Horizon Healthcare Services, Inc.
                Interamericana Health Care Group
                J.B. Thomas Hospital, Inc.
                Lafayette Health Care Center, Inc.
                MedEquities, Inc.
                Medisave of Tennessee, Inc.
                Medisave Pharmacies, Inc.
                Old Orchard Hospital, Inc.
                Palo Alto Surgecenter Corporation
                Peachtree-Parkwood Hospital, Inc.
                PersonaCare, Inc.
                PersonaCare Living Center of Clearwater, Inc.
                PersonaCare of Bradenton, Inc.
                PersonaCare of Clearwater, Inc.
                PersonaCare of Connecticut, Inc.
                PersonaCare of Georgia, Inc.
                PersonaCare of Huntsville, Inc.
                PersonaCare of Little Rock, Inc.
                PersonaCare of Ohio, Inc.
                PersonaCare of Owensboro, Inc.
                PersonaCare of Pennsylvania, Inc.
                PersonaCare of Pompano East, Inc.
                PersonaCare of Pompano West, Inc.
                PersonaCare of Reading, Inc.
                PersonaCare of San Antonio, Inc.
                PersonaCare of San Pedro, Inc.
                PersonaCare of Shreveport, Inc.
                PersonaCare of St. Petersburg, Inc.
                PersonaCare of Warner Robbins, Inc.
                PersonaCare of Wisconsin, Inc.
                PersonaCare Properties, Inc.
                ProData Systems, Inc.
                Recovery Inns of America, Inc.
                Respiratory Care Services, Inc.
                Stamford Health Facilities, Inc.
                THC-Chicago, Inc.
                THC-Hollywood, Inc.
                THC-Houston, Inc.
                THC-Minneapolis, Inc.
                THC-North Shore, Inc.
                THC-Orange County, Inc.
                THC-San Diego, Inc.

                THC-Seattle, Inc.
                TheraTx Healthcare Management, Inc.
                TheraTx Health Services, Inc.
                TheraTx Management Services, Inc.
                TheraTx Medical Supplies, Inc.
                TheraTx Rehabilitation Services, Inc.
                TheraTx Staffing, Inc.
                Transitional Hospitals Corporation, a Delaware Corporation Transitional Hospitals Corporation, a Nevada Corporation Transitional Hospitals Corporation of Indiana, Inc. Transitional Hospitals Corporation of Louisiana, Inc. Transitional Hospitals Corporation of Michigan, Inc. Transitional Hospitals Corporation of Nevada, Inc. Transitional Hospitals Corporation of New Mexico, Inc. Transitional Hospitals Corporation of Tampa, Inc. Transitional Hospitals Corporation of Texas, Inc. Transitional Hospitals Corporation of Wisconsin, Inc. Tucker Nursing Center, Inc.
                Tunstall Enterprises, Inc.
                VC-OIA, Inc.
                VC-TOHC, Inc.
                VC-WM, Inc.
                Vencare, Inc.
                Vencare Rehab Services, Inc.
                Vencor Facility Services, Inc.
                Vencor Holdings, L.L.C.
                Vencor Home Care Services, Inc.
                Vencor Hospice, Inc.
                Vencor Hospitals East, L.L.C.
                Vencor Hospitals West, L.L.C.
                Vencor, Inc.
                Vencor Insurance Holdings, Inc.
                Vencor Investment Company
                Vencor Nevada, L.L.C.
                Vencor Nursing Centers East, L.L.C.
                Vencor Nursing Centers Central L.L.C.
                Vencor Nursing Centers North, L.L.C.
                Vencor Nursing Centers South, L.L.C.
                Vencor Nursing Centers West, L.L.C.
                Vencor Operating, Inc.

                         Vencor Pediatric Care, Inc.
                         Vencor Provider Network, Inc.
                         Ventech Systems, Inc.



                         By:  Vencor Operating, Inc., as agent and attorney-in-
                                 fact for each of the foregoing entities

                              By:
                                 ---------------------------------------
                              Name:
                              Title:


                         Stamford Health Associates, L.P.

                         By:  Stamford Health Facilities, Inc., Its General
                                Partner

                              By:
                                 ---------------------------------------
                              Name:
                              Title:


                         Vencor Home Care and Hospice Indiana Partnership

                         By:  Vencor Home Care Services, Inc., Its General
                                Partner

                              By:
                                 ---------------------------------------
                              Name:
                              Title:

                         By:  Vencor Hospice, Inc., Its General Partner

                              By:
                                 ---------------------------------------
                              Name:
                              Title:

                         Vencor Hospitals Limited Partnership

                         By:  Vencor Operating, Inc., Its General Partner

                              By:
                                 ---------------------------------------
                              Name:
                              Title:

                         By:  Vencor Nursing Centers Limited Partnership,
                                Its General Partner

                              By: Vencor Operating, Inc., Its General
                                  Partner

                              By:
                                 ---------------------------------------
                              Name:
                              Title:


                         Vencor Nursing Centers Central Limited Partnership

                         By:  Vencor Operating, Inc., Its General Partner

                              By:
                                 ---------------------------------------
                              Name:
                              Title:

                         By:  Vencor Nursing Centers Limited Partnership,
                                Its General Partner

                              By: Vencor Operating, Inc., Its General Partner

                                  By:
                                    ------------------------------------
                                  Name:
                                  Title:

                         Vencor Nursing Centers Limited Partnership

                         By:  Vencor Operating, Inc., Its General Partner

                              By:
                                 ---------------------------------------
                              Name:
                              Title:

                         By:  Vencor Hospitals Limited Partnership, Its
                                General Partner

                             By: Vencor Operating, Inc., Its General
                                 Partner

                                  By:
                                        --------------------------------
                                  Name:
                                  Title:

                         ACKNOWLEDGED AND AGREED:

                         MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Arranger, Collateral Agent and Administrative Agent


                         By:
                            ---------------------------------------
                             Name:
                             Title:


                         ACKNOWLEDGED AND CONSENTED TO by the undersigned institutions each having executed and delivered counterparts to the Commitment Letter in the form of Annex B thereto and each hereby joining this Amended Commitment Letter, and such joinder to be subject to the terms, conditions and allocations set forth in such executed counterpart:

                         MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                         By:
                            ---------------------------------------
                             Name:
                             Title:



                         BANKERS TRUST COMPANY


                         By:
                            ---------------------------------------
                             Name:
                             Title:



                         CHASE SECURITIES INC., AS AGENT FOR THE
                         CHASE MANHATTAN BANK.



                         By:
                            ---------------------------------------
                             Name:
                             Title:

                         GOLDMAN SACHS CREDIT PARTNERS L.P.



                         By:
                            ---------------------------------------
                             Name:
                             Title:



                         CREDIT LYONNAIS - N.Y. BRANCH


                         By:
                            ---------------------------------------
                             Name:
                             Title:



                         PENSLER CAPITAL CORP.


                         By:
                            ---------------------------------------
                             Name:
                             Title:



                         FOOTHILL INCOME TRUST II, L.P.

                         By:  FIT II GP, LLC, its general partner

                         By:
                             ---------------------------------------
                             Name:
                             Title:

                         FRANKLIN FLOATING RATE TRUST



                         By:
                            ---------------------------------------
                             Name:
                             Title:




                         T. ROWE PRICE RECOVERY FUND II, L.P.


                         By:
                            ---------------------------------------
                             Name:
                             Title: